BONDBLOXX ETF TRUST

BondBloxx USD High Yield Bond Industrial Sector ETF

BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF

BondBloxx USD High Yield Bond Healthcare Sector ETF

BondBloxx USD High Yield Bond Financial & REIT Sector ETF

BondBloxx USD High Yield Bond Energy Sector ETF

BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF

BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF

BondBloxx USD High Yield Bond Sector Rotation ETF

SUPPLEMENT DATED APRIL 29, 2026,

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

EACH DATED FEBRUARY 28, 2026

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI, each dated February 28, 2026.

Liquidation and Termination of the Sector Funds

At a meeting held on April 28, 2026, the Board of Trustees of BondBloxx ETF Trust (the “Trust”) approved a plan of liquidation and termination for BondBloxx USD High Yield Bond Industrial Sector ETF, BondBloxx USD High Yield Bond Telecom, Media & Technology Sector ETF, BondBloxx USD High Yield Bond Healthcare Sector ETF, BondBloxx USD High Yield Bond Financial & REIT Sector ETF, BondBloxx USD High Yield Bond Energy Sector ETF, BondBloxx USD High Yield Bond Consumer Cyclicals Sector ETF and BondBloxx USD High Yield Bond Consumer Non-Cyclicals Sector ETF (each, a “Sector Fund,” and collectively, the “Sector Funds”), each a series of the Trust, setting forth the terms and conditions of the proposed liquidation and termination of each Sector Fund (the “Plan of Liquidation”). Pursuant to the Plan of Liquidation, the assets of each Sector Fund will be liquidated, known or reasonably ascertainable liabilities of the Sector Fund will be satisfied or provided for, the remaining proceeds will be distributed to the Sector Fund’s shareholders and all of the issued and outstanding shares of the Sector Fund will be redeemed (the “Liquidation”). Each Sector Fund’s Liquidation is expected to occur on or about May 29, 2026 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers. Effective upon the close of business on May 15, 2026, each Sector Fund will no longer accept orders for the purchase of Creation Units. This is also expected to be each Sector Fund’s last full day of trading on NYSE Arca, Inc. (“NYSE Arca”). Shareholders may sell their shares of their respective Sector Fund(s) on NYSE Arca until market close on May 15, 2026 (at which point NYSE Arca is expected to halt trading in shares of the Sector Funds) or remain invested in the respective Sector Fund(s). In addition, during the time between market close on May 15, 2026 and the Liquidation Date, because shares of the Sector Funds will not be traded on NYSE Arca, shareholders will be unable to sell their shares on NYSE Arca and there can be no assurance that there will be a market for the purchase or sale of shares of the Sector Funds.

Prior to the Liquidation Date, each Sector Fund will engage in business activities for the purpose of winding up the Sector Fund’s business and affairs and transitioning the Sector Fund’s assets to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of proceeds to remaining shareholders as of the close of business on the Liquidation Date. During this transition period, each Sector Fund may no longer be pursuing its investment objective or be managed consistent with its stated investment strategies. This is likely to impact each Sector Fund’s performance.

Unless shares of the Sector Funds are held in a tax-deferred account, the sale or liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation. A shareholder who owns Sector Fund shares in a tax-deferred account, such as an individual retirement account, 401(k) or 403(b) account, should consult a tax adviser regarding the tax consequences applicable to the sale of Sector Fund shares or the reinvestment of the proceeds of the liquidating distribution.

Accordingly, on the Liquidation Date, all references to the Sector Funds in the Prospectus and the SAI will be deleted.

Change to the Principal Investment Strategies of BondBloxx USD High Yield Bond Sector Rotation ETF

As a result of the liquidation and termination of the Sector Funds, the BondBloxx USD High Yield Bond Sector Rotation ETF (the “Sector Rotation Fund”) will cease investing in the Sector Funds as of the Liquidation Date.

Effective as of the Liquidation Date, the following changes are hereby made to the Prospectus:

The first paragraph under the section entitled “Principal Investment Strategies” in the Fund Overviews section is deleted in its entirety and replaced with the following:

The Fund is “non-diversified,” which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. The Fund is “actively managed” and does not seek to replicate the performance of a specified index. The Fund operates as a “fund of funds,” meaning that it primarily invests its assets in securities of other ETFs. In particular, the Fund allocates its assets among ETFs that each focus on U.S. dollar-denominated, high yield corporate bonds (commonly referred to as “junk bonds”) in the various sectors of the fixed income securities market (each, a “Sector” and collectively, the “Sectors”). As of May 29, 2026, the Sectors will include: BB-rated, single-B rated, and CCC-rated Sectors. Exposure to the Sectors is obtained by investing in ETFs that invest in the specific sectors included in the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Benchmark”), which is a rules-based index consisting of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market (as determined by ICE Data Indices, LLC (“IDI” or “Index Provider”)). The sector classifications as determined by IDI are subject to change and are not controlled by the Fund or BondBloxx Investment Management Corporation (the “Adviser” or “BIM”), the Fund’s and the Underlying Funds’ (as defined below) investment adviser. The ETFs in which the Fund invests are: BondBloxx BB Rated USD High Yield Corporate Bond ETF (ticker: XBB), BondBloxx B Rated USD High Yield Corporate Bond ETF (ticker: XB), and BondBloxx CCC Rated USD High Yield Corporate Bond ETF (ticker: XCCC) (each, an “Underlying Fund”). The Fund will be close to fully invested at all times in the Underlying Funds. Each Underlying Fund is an affiliated fund advised by the Adviser.

The sub-section “Investment in the Underlying Funds Risks” under “Summary of Principal Risks” in the Fund Overview section is deleted in its entirety and replaced with the following:

Investment in the Underlying Funds Risk. The Fund invests a substantial portion of its assets in the Underlying Funds. Accordingly, the Fund’s investment performance will be directly related to the performance of the Underlying Funds, and the Fund is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. A strategy used by the Underlying Funds may fail to produce the intended results. If the Fund has allocated a higher portion of its net assets to a particular Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund and may be more susceptible to losses because of these developments. The Fund’s ability to achieve its investment objective will depend on the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund can be achieved. With respect to the Underlying Funds, which are all designed to track an index, the price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

The Fund’s NAV will change with changes in the value of the Underlying Funds and other investments based on their market valuations. The Fund’s market price may deviate from the value of the Fund’s underlying holdings, particularly in times of market stress, and as a result, investors may pay more or receive less than the underlying value of the Fund’s shares bought or sold. See also “Exchange-Traded Fund (ETF) and Other Registered Investment Company Risk” below. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Funds.

The sub-section “Concentration Risk” under “Summary of Principal Risks” in the Fund Overview section is deleted in its entirety and replaced with the following:

Concentration Risk. It is possible the Fund may not have exposure to all Sectors or Underlying Funds at all times. Accordingly, the Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that, based on the Fund’s exposure to certain Sectors or Underlying Funds at various times, the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, sector, sub-sector, market segment, market, industry, group of industries, country, group of countries, region or asset class.

Each Underlying Fund has an industry concentration policy such that the Underlying Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its underlying index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. As of December 31, 2025, BondBloxx BB Rated USD High Yield Corporate Bond ETF, BondBloxx B Rated USD High Yield Corporate Bond ETF, and BondBloxx CCC Rated USD High Yield Corporate Bond ETF are not concentrated in any industry.

To the extent the Fund invests more heavily in particular sectors, sub-sectors, industries, groups of industries, asset classes, markets, regions, countries, or groups of countries, its performance will be especially sensitive to developments that significantly affect those sectors, sub-sectors, industries, asset classes, markets, regions, or countries. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors, sub-sectors, industries, asset classes, markets, regions, or countries. An individual sector, sub-sector, industry, group of industries, asset-class, market, region, country, or group of countries may outperform the broader market during particular periods, but may do so with considerably greater volatility than the broader market. In addition, the several industries that constitute a sector or sub-sector or the several countries or markets that constitute a region or group of countries may all react similarly to economic, political, regulatory or other market events. The Fund’s performance could also be affected if the sectors, sub-sectors, industries, asset classes, markets, regions, or countries do not perform as expected. Alternatively, a lack of exposure to one or more other sectors, sub-sectors, industries, asset classes, markets, regions, or countries may adversely affect performance.

The sub-section “Additional Information for All Funds Other than the Sector Rotation Funds” under the More Information About the Funds section is deleted in its entirety.

Effective as of the Liquidation Date, the following changes are hereby made to the SAI:

The second paragraph under the “Sector Rotation Fund” sub-section in the “Investment Strategies and Additional Considerations” section of the SAI is deleted in its entirety and replaced with the following:

Unlike many conventional ETFs, the Sector Rotation Fund is “actively managed” and does not seek to replicate the performance of a specified index. The Fund operates as a “fund of funds,” meaning that it primarily invests its assets in securities of other ETFs.

The investment objective of the Fund is to seek to provide total return by primarily investing its assets in U.S. dollar-denominated, high yield corporate bonds in the various sectors of the fixed income securities market (each, a “Sector” and collectively, the “Sectors”) through other ETFs. As of the date of this SAI, the Sectors include: Industrials, Telecom, Media & Technology, Healthcare, Financial & REIT, Energy, Consumer Cyclicals, and Consumer Non-Cyclicals Sectors. Exposure to the Sectors is obtained by investing in ETFs that invest in the specific sectors included in the ICE BofA US Cash Pay High Yield Constrained Index (the “Underlying Benchmark”), which is a rules-based index consisting of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market (as determined by ICE Data Indices, LLC (“IDI” or “Index Provider”)). The sector classifications as determined by IDI are subject to change and are not controlled by the Fund or BIM, the Fund’s and the Underlying Funds’ (as defined below) investment adviser. The ETFs in which the Fund invests are: BondBloxx BB Rated USD High Yield Corporate Bond ETF (ticker: XBB), BondBloxx B Rated USD High Yield Corporate Bond ETF (ticker: XB), and BondBloxx CCC Rated USD High Yield Corporate Bond ETF (ticker: XCCC) (each, an “Underlying Fund”). The Fund will be close to fully invested at all times in the Underlying Funds. Each Underlying Fund is an affiliated fund advised by the Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.